Exhibit 10.1

AMENDMENT NO. 2

This Amendment No. 2 (this “Amendment”) is executed as of February 16, 2011, between RIATA HOLDINGS, L.P., a Delaware limited partnership doing business in Texas as Riata Austin Holdings, L.P. (“Landlord”), and successor-in-interest with respect to the Lease (defined below) to Carr Texas OP, LP, a Delaware limited partnership (“Carr”), and PERVASIVE SOFTWARE INC., a Delaware corporation (“Tenant”), for the purpose of amending the Lease between Carr and Tenant dated July 1, 2004 (the “Original Lease”). The Original Lease, as amended by Amendment No. 1 dated November 1, 2005, is referred to herein as the “Existing Lease”, and the Existing Lease, as amended by this Amendment, is referred to herein as the “Lease”. Capitalized terms used herein but not defined shall be given the meanings assigned to them in the Original Lease.

RECITALS:

Pursuant to the terms of the Existing Lease, Tenant is currently leasing all of the building commonly known as Riata Corporate Park Building 8, consisting of approximately 93,717 rentable square feet and located at 12365-B Riata Trace Parkway, Austin, Texas 78727, and being a part of the complex of office buildings commonly known as Riata Corporate Park. Tenant desires to extend the Term for a period of approximately 87 months, and Landlord has agreed to such extension on the terms and conditions contained herein.

AGREEMENTS:

For valuable consideration, whose receipt and sufficiency are acknowledged, Landlord and Tenant agree as follows:

1. Extension of Term. The Term is hereby extended such that it expires at 5:00 p.m., Austin, Texas time, on January 31, 2019, rather than October 31, 2011, on the terms and conditions of the Lease, as modified hereby.

2. Remeasurement of the Building. The Building has been remeasured and Landlord and Tenant agree that, from and after the Effective Date, the Building is deemed to contain 93,717 rentable square feet of space. Landlord and Tenant stipulate that the number of rentable square feet contained in the Building is conclusive and shall be binding upon them.

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3. Base Rent. Beginning February 1, 2011 (the “Effective Date”), Section 12 of the Schedule at the beginning of the Original Lease shall be revised to reflect that, subject to the conditional abatement of Base Rent provisions below, the monthly Base Rent shall be the following amounts for the following periods of time:

Time Period	Annual Base Rent Rate Per Rentable Square Foot	Monthly Installments of Base Rent
02/01/11 – 01/31/13*	$14.48	$113,085.18
02/01/13 – 01/31/14	$14.98	$116,990.06
02/01/14 – 01/31/15	$15.48	$120,894.93
02/01/15 – 01/31/16	$15.98	$124,799.81
02/01/16 – 01/31/17	$16.48	$128,704.68
02/01/17 – 01/31/18	$16.98	$132,609.56
02/01/18 – 01/31/19	$17.48	$136,514.43

*	Notwithstanding the Base Rent schedule above, Base Rent and Tenant’s Proportionate Share of Operating Cost Share Rent shall be conditionally abated to zero from the Effective Date through and including May 31, 2011. Base Rent only shall be further abated to zero from June 1, 2011 through and including February 29, 2012. Beginning on June 1, 2011, Tenant shall make Tenant’s Proportionate Share of Operating Cost Share Rent payments as otherwise provided in the Lease, and beginning on March 1, 2012, Tenant shall make full Rent payments as otherwise provided in the Lease. Notwithstanding such abatement of Base Rent and Tenant’s Proportionate Share of Operating Cost Share Rent, (a) all other sums due under the Lease, including Additional Rent, shall be payable as provided in the Lease, and (b) any increases in Base Rent set forth in the Lease shall occur on the dates scheduled therefor.

The abatement of Base Rent and Tenant’s Proportionate Share of Operating Cost Share Rent provided for herein is conditioned upon no default by Tenant occurring and continuing beyond any applicable notice and cure period. If at any time during the extended Term an event of default by Tenant occurs and continues beyond any applicable notice and cure period and the Lease is terminated or Landlord terminates Tenant’s right to possess the Premises, then the abatement of Base Rent and Tenant’s Proportionate Share of Operating Cost Share Rent provided for herein shall immediately become void, and Tenant shall promptly pay to Landlord, in addition to all other amounts due to Landlord under the Lease, an amount equal to the Base Rent and Tenant’s Proportionate Share of Operating Cost Share Rent herein abated multiplied by a fraction, the numerator of which is the number of full calendar months remaining in the Term as of the date of the default and the denominator of which is 87.

4. Condition of Premises. Tenant hereby accepts the Premises in their “AS-IS” condition, and Landlord shall have no obligation for any construction or finish-out allowance or providing to Tenant any other tenant inducement, except as provided in Section 3 above and Section 5 below.

5. Refurbishment Allowance.

(a) Upon Tenant’s written request therefor at anytime after the Effective Date and before February 28, 2013, and provided that no event of default by Tenant has occurred

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beyond any applicable notice and cure period prior to the disbursement thereof, Landlord shall provide to Tenant a refurbishment allowance not to exceed $22.50 per rentable square foot in the Premises (the “Refurbishment Allowance”) to be applied toward the so-called hard and soft costs of designing, planning, engineering, constructing and otherwise renovating the Premises pursuant to the Refurbishment Space Plans defined in and attached to Exhibit A hereto (the “Refurbishment Work”). The so-called soft costs shall include, but not be limited to, Tenant and Landlord’s consulting fees, construction supervision fees, costs associated with staging and restacking the Building, and any architectural fees; however, in no event shall the aggregate soft costs exceed $4.00 per rentable square foot in the Premises. Any Refurbishment Work for which Tenant desires reimbursement from the Refurbishment Allowance must be performed prior to Landlord’s receipt of the relevant Completed Application for Payment (defined below).

(b) Prior to commencing any Refurbishment Work, Tenant shall comply with the provisions of the Lease, including Section 5 of the Original Lease, except that: (a) Tenant shall not be required to reimburse Landlord for Landlord’s costs to review any plans relating to the Refurbishment Work (but specifically excluding any Tenant-approved actual, out-of-pocket third party fees incurred by Landlord, for which Tenant shall reimburse Landlord), (b) Tenant shall select and enter into a construction contract only with a general contractor and other contractors and sub-contractors listed in Exhibit E hereto, and (c) Tenant shall not be required to remove any of the alterations or improvements that do not consist of (i) network and communication cabling and associated conduit, (ii) specialty equipment (including, without limitation, any fire suppression or pre-action systems, generators, any rooftop equipment and any track system filing units), and (iii) alterations or relocations of base-Building Systems. Landlord shall notify Tenant at the time Landlord approves the Refurbishment Working Drawings (defined in Exhibit A hereto) what portion, if any, of the Refurbishment Work must be removed by Tenant at the expiration or earlier termination of the Term.

(c) Landlord shall pay to Tenant (or, at Landlord’s election, to Tenant’s contractor) the Refurbishment Allowance in multiple disbursements (not to exceed one per month) following the receipt by Landlord of the following items: (1) a request for payment, (2) final, partial or conditional lien waivers, as the case may be, from all persons performing work or supplying or fabricating materials for Refurbishment Work covered by the applicable Completed Application for Payment, fully executed, acknowledged and in recordable form, (3) copies of all invoices and proof of payment of same, and (4) Tenant’s certification (with the concurrence of Landlord’s construction representative, who as of the Effective Date is Buddy Reed) that the portion of the Refurbishment Work for which reimbursement has been requested has been finally completed, including (with respect to the last application for payment only) any punch-list items, on the appropriate AIA form or another form approved by Landlord, and, with respect to the disbursement of the last 20% of the Refurbishment Allowance: (i) the permanent certificate of occupancy issued for the Premises, (ii) delivery of the architectural “as-built” plan for the refurbishment work as constructed, (iii) final, unconditional lien waivers, fully executed, acknowledged and in recordable form, from all persons performing work or supplying or fabricating materials for Refurbishment Work covered by the final Completed Application for Payment as well as any other portions of the Refurbishment Work for which a final, unconditional lien waiver has not been provided, and (iv) an estoppel certificate in the form of Exhibit C hereto (collectively, items (1), (2), (3) and (4) being a “Completed Application for Payment”). All or any part of each Completed Application for Payment other than original

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documents, e.g., lien waivers (which may not be delivered by electronic means), may be delivered to Landlord (x) by electronic copy to breed@streamrealty.com or (y) as a hard copy sent to Landlord’s notice address. Landlord shall pay the amount requested in the Completed Application for Payment within 20 days following Tenant’s submission of the Completed Application for Payment. If, however, the Completed Application for Payment is incomplete or incorrect, and such defect is not solely caused by Landlord’s acts or failure to act, Landlord’s payment of such request shall be deferred until 20 days following Landlord’s receipt of the corrected Completed Application for Payment. Notwithstanding anything to the contrary contained in this Section 5, Landlord shall not be obligated to make any disbursement of the Refurbishment Allowance during the pendency of any of the following: (A) Landlord has received written notice of any unpaid claims relating to any portion of the refurbishment work or materials in connection therewith, other than claims which will be paid in full from any disbursement not yet paid by Landlord, (B) there is an unbonded lien outstanding against the Building or the Premises or Tenant’s interest therein by reason of work done, or claimed to have been done, or materials supplied or specifically fabricated, claimed to have been supplied or specifically fabricated, to or for Tenant or the Premises for the Refurbishment Work, (C) the conditions to the advance of the Refurbishment Allowance are not satisfied, or (D) an event of default by Tenant exists and Landlord has delivered written notice thereof to Tenant.

(d) The entire Refurbishment Allowance (defined below) must be used (that is, the refurbishment work must be fully complete and the final, Completed Application for Payment received by Landlord) by February 28, 2013 (subject to extension by one day for each Landlord Delay Day, defined below), or shall be deemed forfeited with no further obligation by Landlord with respect thereto; time being of the essence with respect thereto. Landlord or its affiliate or agent shall inspect the Refurbishment Work during construction, monitor the supervision of the Refurbishment Work performed by Tenant’s construction supervisor, review disbursements required to be made to the contractor, attend the planning and construction meetings related to the Refurbishment Work, and coordinate the integration of the Refurbishment Work with the Building and the Building’s Systems. In consideration for Landlord’s construction supervision services, Tenant shall pay to Landlord a construction supervision fee equal to two percent of the so-called “hard” construction costs with respect to such Refurbishment Work. For the avoidance of doubt, Tenant, and not Landlord, shall enter into the contract or contracts with the selected general contractor or general contractors for the performance of the Refurbishment Work and Tenant shall be responsible for completion of the Refurbishment Work.

(e) As used herein, “Landlord Delay Day” means any delay in the completion of the Refurbishment Work which is directly attributable to the affirmative acts of, or the refusal to reasonably cooperate by, Landlord or the employees, agents or contractors of Landlord, including the following by way of example but not in limitation, Landlord fails to execute any documents required by a governmental entity in order for Tenant to complete the Refurbishment Work, or the performance of Landlord’s construction work in and around the Project unreasonably impedes Tenant’s performance of the Refurbishment Work, and in each case which affirmative act or refusal to act continues for more than one (1) business day following written notice from Tenant to Landlord of the event giving rise to the claimed delay, delivered to Landlord’s notice address or, for purposes of this Section 5 only, by electronic notice to Buddy Reed, Landlord’s on-site representative for matters pertaining to the

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Refurbishment Work, at breed@streamrealty.com. At any time and for any length of time, Landlord may change its construction representative by providing prior, written notice to Tenant, including the name, address and email address of the successor or temporary on-site construction representative with the authority to act as Landlord’s agent for matters pertaining to the Refurbishment Work.

6. Cap Amount; Notice. The percentage to be used in calculating the Cap Amount shall be reduced to 5% beginning on the Effective Date and continuing through and including December 31, 2013. Beginning on January 1, 2014, the percentage shall return to 6%, as provided in Section 2.C(9) of the Original Lease. Upon Landlord’s receipt of any advance written notice of a material increase in any Operating Costs or Taxes, e.g., an increase in the appraised valuation of the Building of 5% or more, Landlord will endeavor to provide Tenant with written notice thereof; however, Landlord’s failure to provide such notice shall not be a default under the Lease or release Tenant from paying its Proportionate Share of Operating Costs.

7. Extension of Existing Sublease. Tenant has subleased a portion of the Premises to Cribis Corporation (“Subtenant”), a Florida corporation and successor-by-merger to Teres Solutions, Inc., pursuant to a certain undated Sublease Agreement (as amended by a notice of change in control letter, dated July 8, 2008, and First Amendment to Sublease Agreement dated December 1, 2010, the “Sublease”) between Tenant and Subtenant. Landlord’s consent shall not be required for any extensions of the Sublease so long as the Sublease will not extend beyond the term of the Lease; provided, however, that Landlord’s consent shall be required for any change to the Sublease other than an extension thereof, or monetary terms pertaining to the extended term, e.g., change in rental rates, refurbishment allowances, etc. Tenant covenants to deliver to Landlord a copy of any changes to the Sublease, even though such changes do not require Landlord’s approval, within ten business days following the execution of any such change. Landlord hereby agrees to refund to Tenant, within 30 days after the Effective Date, the $750 review fee previously paid by Tenant to Landlord pursuant to the Consent to First Amendment to Sublease Agreement dated October 8, 2010.

8. Renewal Option. Section F of Appendix F of the Original Lease (entitled Extension Option) is hereby deleted in its entirety and is of no further force and effect, and Tenant shall have the right to renew the Term as provided in Exhibit B hereto.

9. Termination of Other Rights. Section A (entitled Expansion Option) of Appendix F of the Original Lease, having expired, is hereby deleted in its entirety.

10. Parking. Section 4.F of the Original Lease (entitled Parking) is hereby revised to reflect that during the Term, as extended hereby, Tenant, at no additional expense to Tenant, shall have an ongoing right to use up to nine unreserved covered parking spaces, on a first-come, first-served basis, in the covered portion of the parking garage associated with the Building, and Landlord shall not allocate to other tenants of the Project or reserve spaces in such covered area to the extent that Tenant is precluded from utilizing such nine unreserved parking spaces in such covered area.

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11. Existing LOC. Provided no event of default by Tenant has occurred and continued beyond any applicable notice and cure periods provided in the Lease, Tenant shall not be required to extend or replace the Existing LOC when it expires on October 31, 2011, or to provide any other security deposit in exchange therefor. Upon written request from Tenant pursuant to Section 16 of this Amendment, or, for the purposes of this Section 11 only, by electronic mail request delivered to Kim Boswell and Craig Hine, Landlord’s representatives, at kboswell@spearstreetcapital.com and chine@spearstreetcapital.com, delivered on or after November 1, 2011, Landlord will deliver to Tenant the original Existing LOC as soon as commercially practicable after such written request.

12. Signage. Section B (entitled Signage) of Exhibit F of the Original Lease (but not Section 11.B of the Original Lease) is hereby deleted in its entirety and replaced with the provisions of this Section 12. All Tenant signage currently existing on or about the Building, as listed and depicted in Exhibit D hereto, is hereby approved by Landlord. As soon as commercially practicable after the Effective Date, Landlord shall place Tenant’s name on the second existing monument sign at the entrance to Riata Trace Parkway (Tenant’s name already being on the first existing monument sign). Landlord has previously placed Subtenant’s sign panel on the existing monument sign in front of the Building and hereby agrees and consents that Subtenant’s sign panel may remain in place in the event of an extension of the Sublease. Landlord shall maintain such sign panels during the Term (or the Sublease term, as applicable) until the earlier of the expiration of the Lease and/or the Sublease or Tenant’s or Subtenant’s rights to possess the Premises and/or subleased premises are terminated, at which time Landlord may, without compensation to Tenant or Subtenant, remove and dispose of the sign panels in any manner Landlord deems appropriate. The rights granted to Tenant under this Section 12 are personal to Tenant, may not be assigned to any party, and may be revoked by Landlord if Tenant ceases to occupy at least 80% of the entire Building. Nothing in this Section 12 shall limit Landlord’s right to revise the existing criteria for signs on or about the Project, or to require Tenant and Subtenant to modify any existing signage to comply with such revised sign criteria; however, in no event shall Tenant or Subtenant be required to remove or reduce the size of any existing signs from their or in current location, or incur any costs in connection with any such change initiated by Landlord in the signage program for the Project.

13. Estoppel Certificates. Pursuant to the terms of the Lease, Tenant is obligated to execute and deliver to Landlord from time to time estoppel certificates confirming and containing such factual certifications and representations as to the Lease as Landlord may reasonably request. Unless otherwise required by Landlord’s mortgagee or a prospective purchaser or mortgagee of the Building, the form of estoppel certificate to be signed by Tenant is attached hereto as Exhibit C. Landlord acknowledges and agrees that Landlord has not delivered any notice to Tenant regarding a default by Tenant under the Lease, and, to Landlord’s knowledge without inquiry, no event of default exists as of the Effective Date. Landlord and Tenant each specifically acknowledge and agree that all references in this Amendment to the phrase “to Landlord’s knowledge” (or other similar phrase) (1) shall mean the actual (not constructive) personal knowledge of Susan L. Baker, Landlord’s asset manager (“Landlord’s Personnel”); (2) shall in no case mean or refer to the actual or constructive knowledge of any other employee, trustee, partner, agent or partner of a partner, officer, director or other representative of Landlord or any investment advisor, attorney, contractor or representative of Landlord (together with Landlord’s Personnel, “Landlord’s Representatives”); and (3) shall in

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no event or circumstance impose upon Landlord or any of Landlord’s Representatives any duty or obligation to verify, inquire or make any independent inquiry or investigation of any such representation, warranty or statement, or to otherwise investigate the facts or circumstances relating or otherwise pertinent thereto.

14. Confidentiality. Tenant acknowledges the terms and conditions of the Lease, other than the existence of the Lease and this Amendment, the extension of the Term and the number of rentable square feet in the Premises, are to remain confidential for Landlord’s benefit, and may not be disclosed by Tenant to anyone, by any manner or means, directly or indirectly, without Landlord’s prior written consent; however, Tenant may disclose the terms and conditions of the Lease to its attorneys, accountants, employees, financial analysts and existing or prospective financial partners, or if required by law or court order, provided all parties to whom Tenant is permitted hereunder to disclose such terms and conditions are advised by Tenant of the confidential nature of such terms and conditions and agree to maintain the confidentiality thereof (in each case, prior to disclosure). The consent by Landlord to any disclosures shall not be deemed to be a waiver on the part of Landlord of any prohibition against any future disclosure. Nothing in this Section 14 shall prevent Landlord or Tenant from disclosing any information required by any public securities exchange to be disclosed in conjunction with such party’s obligations thereunder. In the event any terms and conditions of the Lease are disclosed by Tenant in its public securities exchange filings, then the terms of this Section 14 shall terminate as to those disclosed terms and conditions only.

15. Limitation of Liability. In addition to any other limitations of Landlord’s liability as contained in the Lease, the liability of Landlord (and its partners, shareholders or members) to Tenant (or any person or entity claiming by, through or under Tenant) for any default by Landlord under the terms of the Lease or any matter relating to or arising out of the occupancy or use of the Premises and/or other areas of the Building shall be limited to Tenant’s actual direct, but not consequential, damages therefor and shall be recoverable only from the interest of Landlord in the Building, proceeds derived from the sale thereof (after the payment by or on behalf of Landlord of all costs and expenses associated with such sale, including the repayment by or on behalf of Landlord of any mortgage or other debt thereon), and, to the extent actually received by Landlord (thus excluding amounts paid to Landlord’s mortgagees), insurance proceeds and condemnation awards, and Landlord (and its partners, shareholders or members) shall not be personally liable for any deficiency. Additionally, Tenant hereby waives its statutory lien under Section 91.004 of the Texas Property Code.

16. Notices; No Electronic Records. Section 22 of the Original Lease is hereby deleted in its entirety and replaced with the following:

All notices and other communications given pursuant to the Lease shall be in writing and shall be (a) mailed by first class, United States mail, postage prepaid, certified, with return receipt requested, and addressed to the parties hereto at the address listed below, (b) hand delivered to the intended addressee, (c) sent by nationally recognized overnight courier, or (d) sent by facsimile transmission followed by a confirmatory letter. Notice sent by certified mail, postage prepaid, shall be effective three business days after being deposited in the United States mail; all other notices shall be effective upon delivery to the address of the

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addressee (even if such addressee refuses delivery thereof). Landlord and Tenant hereby agree not to conduct the transactions or communications contemplated by the Lease by electronic means, except by facsimile transmission as specifically set forth in this Section 16; nor shall the use of the phrase “in writing” or the word “written” be construed to include electronic communications except by facsimile transmissions as specifically set forth in this Section 16. The parties hereto may change their addresses by giving notice thereof to the other in conformity with this provision. The addresses for notice set forth below shall supersede and replace any addresses for notice set forth in the Lease.

Landlord:	Riata Holdings, L.P.
c/o Spear Street Capital
One Market Plaza, Spear Tower, Suite 4125
San Francisco, CA 94105
Attention: John S. Grassi
Telephone: 415.222.7420
Telecopy: 415.856.0348

with a copy to:	Riata Holdings, L.P.
c/o Spear Street Capital
One Market Plaza, Spear Tower, Suite 4125
San Francisco, CA 94105
Attention: Asset Manager - Riata
Telephone: 415.222.7420
Telecopy: 415.856.0348

Tenant:	Pervasive Software Inc.
Riata Corporate Park, Building 8
12365-B Riata Trace Parkway
Austin, TX 78727
Attention: Chief Executive Officer
Telephone: 512.231.6000
Facsimile: 512.231.6010

with a copy to:	Pervasive Software Inc.
Riata Corporate Park, Building 8
12365-B Riata Trace Parkway
Austin, TX 78727
Attention: Chief Financial Officer
Telephone: 512.231.6000
Facsimile: 512.231.6010

17. Brokerage. Landlord and Tenant each warrant to the other that it has not dealt with any broker or agent in connection with the negotiation or execution of this Amendment other than Jones Lang LaSalle Brokerage, Inc. and HPI Real Estate, Inc., whose commissions shall be paid by Landlord pursuant to separate written agreements. Tenant and Landlord shall each indemnify the other against all costs, expenses, attorneys’ fees, and other liability for commissions or other compensation claimed by any other broker or agent claiming the same by, through, or under the indemnifying party.

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18. Determination of Charges. Landlord and Tenant agree that each provision of the Lease for determining charges and amounts payable by Tenant (including provisions regarding Tenant’s Proportionate Share of Operating Cost Share Rent and Additional Rent) is commercially reasonable and, so long as Landlord complies with the provisions thereof, as to each such charge or amount, constitutes a statement of the amount of the charge or a method by which the charge is to be computed for purposes of Section 93.012 of the Texas Property Code.

19. Taxes. Landlord and Tenant affirm that the so-called Texas margin tax and/or any other business tax imposed under Texas Tax Code Chapter 171 and/or any successor statutory provision for reports due under any such provision is a Rent Tax, as defined in Section C.3 of the Lease, and is included in the definition of Taxes.

20. Prohibited Persons and Transactions. Tenant represents and warrants that neither it nor any of its affiliates, nor any of their respective partners, members, shareholders or other equity owners, and none of their respective employees, officers, directors, representatives or agents is, nor will they become, a person or entity with whom U.S. persons or entities are restricted from doing business under regulations of the Office of Foreign Assets Control (“OFAC”) of the Department of the Treasury (including those named on OFAC’s Specially Designated Nationals and Blocked Persons List) or under any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action and is not and will not assign or otherwise transfer the Lease to, contract with or otherwise engage in any dealings or transactions or be otherwise associated with such persons or entities.

21. Ratification. Landlord and Tenant each hereby ratifies and confirms its obligations under the Lease, and represents and warrants to the other that it has no defenses thereto. Additionally, Tenant further confirms and ratifies that, as of the date hereof, (a) the Lease is and remains in good standing and in full force and effect, (b) Tenant has no claims, counterclaims, set-offs or defenses against Landlord arising out of the Lease or in any way relating thereto or arising out of any other transaction between Landlord and Tenant, and (c) except as expressly provided for in this Amendment, all tenant finish-work allowances provided to Tenant under the Lease or otherwise, if any, have been paid in full by Landlord to Tenant, and Landlord has no further obligations with respect thereto.

22. Binding Effect; Governing Law. Except as modified hereby, the Lease shall remain in full effect and this Amendment shall be binding upon Landlord and Tenant and their respective successors and assigns. If any inconsistency exists or arises between the terms of the Lease and the terms of this Amendment, the terms of this Amendment shall prevail. This Amendment shall be governed by the laws of the State of Texas.

23. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one document. To facilitate execution of this Amendment, the parties hereto may execute and exchange, by telephone facsimile or electronic mail PDF, counterparts of the signature pages. Signature pages may be detached from the counterparts and attached to a single copy of this Amendment to physically form one document.

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24. Subordination, Non-Disturbance and Attornment Agreement. Landlord shall obtain a subordination, non-disturbance and attornment agreement (“SNDA”) in the form of Exhibit F hereto from the current Landlord’s mortgagee, and Landlord shall use reasonable efforts to obtain an SNDA from any future Landlord’s mortgagee in the same or similar form of Exhibit F hereto (in any case, which form shall supersede the form contained in Appendix H to the Original Lease) or such mortgagee’s standard form with such changes as may be acceptable to Tenant and such mortgagee; however, so long as Landlord uses good faith efforts to obtain an SNDA, Landlord’s failure to obtain such agreement shall not constitute a default by Landlord hereunder or prohibit the mortgaging of the Building. If Landlord fails to deliver an SNDA, executed by Landlord and Landlord’s current mortgagee, within 30 days following the Effective Date, Tenant may terminate this Amendment (but not the Lease) by giving Landlord written notice thereof prior to the earlier of (a) the 40th day following the Effective Date, or (b) the date on which Landlord delivers the SNDA from Landlord’s current mortgagee to Tenant. The termination right afforded to Tenant under this Section 24 shall be Tenant’s sole remedy for Landlord’s failure to timely deliver an SNDA from Landlord’s current mortgagee. Time is of the essence for the delivery of Tenant’s termination notice under this Section 24; accordingly, if Tenant fails timely to deliver any such notice, Tenant’s right to terminate this Amendment under this Section 24 shall expire.

25. Construction Management Fee. Section 5.A(6) of the Original Lease is hereby revised to change all references to 7.5% to 2%.

26. Financial Statements. Section 25.Y of the Original Lease is hereby revised to add the following sentence: “If Tenant is an entity that is domiciled in the United States of America, and whose securities are funded through a public securities exchange subject to regulation by the United States of America publicly traded over exchanges based in the United States and whose financial statements are readily available, the terms of this Section 25.Y shall not apply.”

27. Existing Landlord’s Mortgagee. Appendix D to the Original Lease is hereby revised to replace “Northwestern Mutual Life Insurance Co.” with “Wells Fargo, N.A.”

28. Generator. Section C to Appendix F of the Original Lease is hereby revised to reflect that the term “Generator” shall also mean any associated fuel tank and all related equipment, as well as any supplemental or secondary generators. Tenant’s use of the Generator must comply with all Laws, and shall not interfere with the peaceful use of the Building and its common areas by Landlord and other Building tenants. To Landlord’s knowledge, Tenant’s current use of the existing Generator is in compliance with the terms of the Lease. Tenant must operate any additional or supplemental generators so as not to create any excessive noise, vibrations or fumes, and, upon Landlord’s written request, Tenant shall install any additional soundproofing, mufflers and/or vibration dampers required to prevent noise or vibrations outside the Premises. If (i) Tenant violates the provisions of Section C to Appendix F of the Original Lease or this Section 28, or (ii) Landlord receives complaints about the use of Tenant’s additional or supplemental generators from other tenants of the Project twice in any 12-month

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period, and Tenant fails to correct the situation to Landlord’s reasonable satisfaction within five business days after Landlord’s written notice to Tenant thereof, Landlord may, in Landlord’s sole discretion and in addition to all other remedies available to Landlord for such violation, revoke Tenant’s right to maintain and use Tenant’s additional or supplemental generators effective immediately.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

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[SIGNATURE PAGE TO AMENDMENT NO. 2]

Executed as of the date first written above.

LANDLORD:	RIATA HOLDINGS, L.P., a Delaware limited partnership doing business in Texas as Riata Austin Holdings, L.P.

	By:	Riata Holdings General Partner, LLC, a Delaware limited liability company doing business in Texas as Riata Austin Holdings General Partner, LLC, its general partner

		By:	/s/ John S. Grassi
John S. Grassi, President

TENANT:	PERVASIVE SOFTWARE INC., a Delaware corporation

	By:	/s/ Randy Jonkers
	Name:	Randy Jonkers
	Title:	CFO

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EXHIBIT A

REFURBISHMENT PLANS

1. Refurbishment Space Plans. Prior to the execution of this Amendment, Landlord and Tenant have agreed on space plans prepared by BOKA Powell, LLC (the “Architect”) dated January 17, 2011 and attached hereto as Exhibit A-1, depicting renovations to be made to the Premises (the “Refurbishment Space Plans”).

2. Refurbishment Working Drawings.

(a) Preparation and Delivery. Tenant shall provide to Landlord for its approval final, construction-ready working drawings, prepared by the Architect and based upon the Refurbishment Space Plans, of all renovations that Tenant proposes to make to the Premises, which working drawings shall include detailed plans and specifications for the construction of the renovations and in accordance with all applicable laws.

(b) Approval Process. Landlord shall notify Tenant whether it approves of the submitted working drawings within five business days after Tenant’s submission thereof. If Landlord disapproves of such working drawings, then Landlord shall notify Tenant thereof specifying in reasonable detail the reasons for such disapproval, in which case Tenant shall, within five business days after such notice, revise such working drawings in accordance with Landlord’s objections and submit the revised working drawings to Landlord for its review and approval. Landlord shall notify Tenant in writing whether it approves of the resubmitted working drawings within five business days after its receipt thereof. This process shall be repeated until the working drawings have been finally approved by Tenant and Landlord (such approved working drawings being the “Refurbishment Working Drawings” and, collectively with the Refurbishment Space Plans, the “Refurbishment Plans”). Landlord’s approval of the Refurbishment Working Drawings shall not be unreasonably withheld, conditioned or delayed, provided the Refurbishment Work would not adversely affect to more than a de minimis extent (in the reasonable discretion of Landlord) the Building’s structure or the Building’s systems (including the Project’s restrooms or mechanical rooms), or affect the (i) exterior appearance of the Project, (ii) appearance of the Project’s common areas or lobby areas, or (iii) provision of services to other occupants of the Project; otherwise, Landlord may withhold consent in its sole discretion. If Landlord fails to notify Tenant that it disapproves of the initial or resubmitted working drawings within five business days after the submission thereof, then Landlord shall be deemed to have approved the working drawings in question.

Any material change to the Refurbishment Plans shall require Landlord’s written consent, which consent shall not be unreasonably withheld or delayed provided such changes do not fall under clauses (i) through (iv) above. Landlord’s approval of the Refurbishment Plans shall not be a representation or warranty of Landlord that such plans and drawings are adequate for any use or comply with any law, but shall merely be the consent of Landlord thereto. Tenant shall cause the renovations to be performed in accordance with the Refurbishment Plans. LANDLORD MAKES NO WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE REFURBISHMENT SPACE PLANS, THE REFURBISHMENT WORKING DRAWINGS OR THE REFURBISHMENT WORK (OR ANY OTHER SERVICES

PROVIDED BY THE ARCHITECT, TENANT’S CONTRACTOR OR ANY OF THEIR SUBCONTRACTORS). ALL IMPLIED WARRANTIES BY LANDLORD WITH RESPECT THERETO, INCLUDING BUT NOT LIMITED TO THOSE OF HABITABILITY, MERCHANTABILITY, MARKETABILITY, QUALITY AND FITNESS FOR A PARTICULAR PURPOSE, ARE EXPRESSLY NEGATED AND WAIVED. WITHOUT LIMITING THE FOREGOING, LANDLORD SHALL NOT BE RESPONSIBLE FOR ANY FAILURE OF THE REFURBISHMENT WORK. LANDLORD WILL NOT BE RESPONSIBLE FOR, OR HAVE CONTROL OR CHARGE OVER, THE ACTS OR OMISSIONS OF THE ARCHITECT OR ITS AGENTS OR EMPLOYEES. LANDLORD IS NOT ACTING AS A CONTRACTOR AND IS NOT GUARANTEEING THE REFURBISHMENT SPACE PLANS, THE REFURBISHMENT WORKING DRAWINGS OR THE REFURBISHMENT WORK, TENANT’S SOLE RECOURSE WITH RESPECT THERETO BEING THE PURSUIT OF TENANT’S REMEDIES UNDER THE WARRANTIES CONTAINED IN THE CONSTRUCTION CONTRACT OR IN TENANT’S ARCHITECT’S AGREEMENT.

EXHIBIT A-1

APPROVED REFURBISHMENT SPACE PLANS

EXHIBIT B

RENEWAL OPTION

Tenant may renew the Lease for one additional period of five years, by delivering written notice of the exercise thereof to Landlord not earlier than 18 months nor later than 12 months before the expiration of the Term. The Base Rent payable for each month during such extended Term shall be the prevailing rental rate (the “Prevailing Rental Rate”), at the commencement of such extended Term, for renewals of space in comparable Class A buildings (including the Riata Corporate Park complex) in the submarket in which the Building is located of equivalent quality, size, utility and location, with the length of the extended Term, the absence of any parking charges, moving allowances, rent abatements or construction allowances, the fact that Tenant will not incur any moving, relocation or loss-of-business expenses, and the credit standing of Tenant to be taken into account. Within 30 days after receipt of Tenant’s notice to renew, Landlord shall deliver to Tenant written notice of the Prevailing Rental Rate and shall advise Tenant of the required adjustment to Base Rent, if any, and the other terms and conditions offered. Tenant shall, within five days after receipt of Landlord’s notice, notify Landlord in writing whether Tenant accepts or rejects Landlord’s determination of the Prevailing Rental Rate. If Tenant timely notifies Landlord that Tenant accepts Landlord’s determination of the Prevailing Rental Rate, then, on or before the commencement date of the extended Term, Landlord and Tenant shall execute an amendment to the Lease extending the Term on the same terms provided in the Lease, except as follows:

(a)	Base Rent shall be adjusted to the Prevailing Rental Rate;

(b)	Tenant shall have no further renewal option unless expressly granted by Landlord in writing;

(c)	Landlord shall lease to Tenant the Premises in their then-current condition, and Landlord shall not provide to Tenant any allowances (e.g., moving allowance, construction allowance, and the like) or other tenant inducements; provided, if any such allowances or other tenant inducements have been taken into account in determining the Prevailing Rental Rate, then Landlord shall provide such allowances to Tenant; and

(d)	If tenants in similar buildings in the submarket in which the Building is located are then paying for parking, Tenant shall pay for the parking spaces which it is entitled to use at the rates from time to time charged by Landlord for the parking areas associated with the Building during the extended Term (plus all applicable taxes).

If Tenant rejects Landlord’s determination of the Prevailing Rental Rate and timely notifies Landlord thereof, Tenant may, in its notice to Landlord, require that the determination of the Prevailing Rental Rate be made by brokers (and if Tenant makes such election, Tenant and Landlord shall be deemed to have irrevocably renewed the Term, subject only to the determination of the Prevailing Rental Rate as provided below). In such event, within ten days thereafter, each party shall select a qualified commercial real estate broker with at least ten years

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experience in leasing property and buildings in the city or submarket in which the Premises are located. The two brokers shall give their opinion of prevailing rental rates within 20 days after their retention. In the event the opinions of the two brokers differ and, after good faith efforts over the succeeding 20-day period, they cannot mutually agree, the brokers shall immediately and jointly appoint a third broker with the qualifications specified above. This third broker shall immediately (within five days) choose either the determination of Landlord’s broker or Tenant’s broker and such choice of this third broker shall be final and binding on Landlord and Tenant. Each party shall pay its own costs for its real estate broker. Following the determination of the Prevailing Rental Rate by the brokers, the parties shall equally share the costs of any third broker. The parties shall immediately execute an amendment as set forth above. If Tenant fails to timely notify Landlord in writing that Tenant accepts or rejects Landlord’s determination of the Prevailing Rental Rate, time being of the essence with respect thereto, Tenant’s rights under this Exhibit shall terminate and Tenant shall have no right to renew the Lease.

Tenant’s rights under this Exhibit shall terminate if (i) an event of default by Tenant exists beyond any applicable notice and cure period as of the date of Tenant’s exercise of its rights under this Exhibit or as of the renewal commencement date of the applicable extended Term, (ii) the Lease or Tenant’s right to possession of any of the Premises is terminated, (iii) Tenant assigns its interest in the Lease or sublets more than 20% of the Premises demised as of the Effective Date other than to a Permitted Transferee, (iv) Tenant ceases to lease from Landlord and to occupy at least 80% of the Premises demised to Tenant as of the Effective Date, (v) the Tangible Net Worth of Tenant is less than 80% of Tenant’s Tangible Net Worth as of the Effective Date, or (v) Tenant fails to timely exercise its option under this Exhibit, time being of the essence with respect to Tenant’s exercise thereof. As used herein, “Tangible Net Worth” means the excess of total assets over total liabilities, in each case as determined in accordance with generally accepted accounting principles consistently applied (“GAAP”), excluding, however, from the determination of total assets all assets which would be classified as intangible assets under GAAP including goodwill, licenses, patents, trademarks, trade names, copyrights, and franchises.

B-2

EXHIBIT C

FORM OF TENANT ESTOPPEL CERTIFICATE

The undersigned is the Tenant under the Lease (defined below) between                             , a                             , as Landlord, and the undersigned as Tenant, for the Premises on the              floor(s) of the office building located at                             ,                      and commonly known as                             , and hereby certifies as follows:

1. The Lease consists of the original Lease Agreement dated as of                             , between Tenant and Landlord[‘s predecessor-in-interest] and the following amendments or modifications thereto (if none, please state “none”):

The documents listed above are herein collectively referred to as the “Lease” and represent the entire agreement between the parties with respect to the Premises. All capitalized terms used herein but not defined shall be given the meaning assigned to them in the Lease.

2. The Lease is in full force and effect and has not been modified, supplemented or amended in any way except as provided in Section 1 above.

3. The Term commenced on                             , and the Term expires, excluding any renewal options, on                     , 20    , and Tenant has no option to purchase all or any part of the Premises or the Building or, except as expressly set forth in the Lease, any option to terminate or cancel the Lease.

4. Tenant currently occupies the Premises described in the Lease and Tenant has not transferred, assigned, or sublet any portion of the Premises nor entered into any license or concession agreements with respect thereto except as follows (if none, please state “none”):

5. All monthly installments of Base Rent, all Additional Rent and all monthly installments of estimated Tenant’s Proportionate Share of Operating Cost Share Rent have been paid when due through                     . The current monthly installment of Base Rent is $            .

6. All conditions of the Lease to be performed by Landlord necessary to the enforceability of the Lease have been satisfied and Landlord is not in default thereunder. In addition, Tenant has not delivered any notice to Landlord regarding a default by Landlord thereunder, except as follows (if none, state “None”):                             .

C-1

7. As of the date hereof, there are no existing defenses or offsets, or, to the undersigned’s knowledge, claims or any basis for a claim, that the undersigned has against Landlord and no event has occurred and no condition exists, which, with the giving of notice or the passage of time, or both, will constitute a default under the Lease.

8. No rental has been paid more than thirty (30) days in advance and no security deposit has been delivered to Landlord except as provided in the Lease.

9. If Tenant is a corporation, partnership or other business entity, each individual executing this Estoppel Certificate on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in the state in which the Premises is located and that Tenant has full right and authority to execute and deliver this Estoppel Certificate and that each person signing on behalf of Tenant is authorized to do so.

10. There are no actions pending against Tenant under any bankruptcy or similar laws of the United States or any state.

11. Other than in compliance with all applicable laws and incidental to the ordinary course of the use of the Premises, the undersigned has not used or stored any hazardous substances in the Premises.

12. All tenant improvement work to be performed by Landlord under the Lease has been completed in accordance with the Lease and has been accepted by the undersigned and all reimbursements and allowances due to the undersigned under the Lease in connection with any tenant improvement work have been paid in full.

Tenant acknowledges that this Estoppel Certificate may be delivered to Landlord, Landlord’s mortgagee or to a prospective mortgagee or prospective purchaser, and their respective successors and assigns, and acknowledges that Landlord, Landlord’s mortgagee and/or such prospective mortgagee or prospective purchaser will be relying upon the statements contained herein in disbursing loan advances or making a new loan or acquiring the property of which the Premises are a part and that receipt by it of this certificate is a condition of disbursing loan advances or making such loan or acquiring such property.

Executed as of                                         , 20    .

TENANT:		, a

By:
Name:
Title

C-2

EXHIBIT D

TENANT’S CURRENTLY EXISTING SIGNAGE

Building Top Sign on Riata Corporate Building 8

PERVASIVE
SOFTWARE
12365-B
BLDG B
Reserved Pervasive Visitor Parking Only

Building Monument Sign at Front Entrance to Riata Corporate Park Building 8

Building Monument Sign at Entrance to Riata Corporate Park off of Riata Trace Parkway

EXHIBIT E

LIST OF LANDLORD APPROVED CONTRACTORS

E-1

EXHIBIT F

FORM OF SUBORDINATION, NON-DISTURBANCE

AND ATTORNMENT AGREEMENT

RECORDING REQUESTED BY

AND WHEN RECORDED MAIL TO:

Wells Fargo Bank, National Association

Real Estate Merchant Banking Group (AU #02034)

420 Montgomery St., 6th Floor

San Francisco, CA 94108

Attn:        Rich Daniel

Loan No. 1000531

SUBORDINATION AGREEMENT; ACKNOWLEDGMENT OF LEASE ASSIGNMENT, ESTOPPEL,

ATTORNMENT AND NON-DISTURBANCE AGREEMENT

(Lease To Deed of Trust)

NOTICE:	THIS SUBORDINATION AGREEMENT RESULTS IN YOUR SECURITY INTEREST IN THE PROPERTY BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF SOME OTHER OR LATER SECURITY INSTRUMENT.

THIS SUBORDINATION AGREEMENT; ACKNOWLEDGMENT OF LEASE ASSIGNMENT, ESTOPPEL, ATTORNMENT AND NON-DISTURBANCE AGREEMENT (“Agreement”) is made                          , 2011 by and between RIATA HOLDINGS, L.P., a Delaware limited partnership doing business in Texas as Riata Austin Holdings, L.P. (“Owner”), PERVASIVE SOFTWARE INC., a Delaware corporation (“Lessee”) and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Lender”).

R E C I T A L S

A.	Pursuant to the terms and provisions of a lease dated February 11, 2011 (“Lease”), Owner, as “Lessor”, granted to Lessee a leasehold estate in and to a portion of the property described on Exhibit A attached hereto and incorporated herein by this reference (which property, together with all improvements now or hereafter located on the property, is defined as the “Property”).

B.	Owner has executed a deed of trust with absolute assignment of leases and rents, security agreement and fixture filing (“Deed of Trust”) securing, among other things, a promissory note (“Note”) in favor of Lender, which Note is payable with interest and upon the terms and conditions described therein (“Loan”). The Deed of Trust is recorded in the Real Property Records in Travis County, Texas.

C.	As a condition to making the Loan secured by the Deed of Trust, Lender requires that the Deed of Trust be unconditionally and at all times remain a lien on the Property, prior and superior to all the rights of Lessee under the Lease and that the Lessee specifically and unconditionally subordinate the Lease to the lien of the Deed of Trust.

D.	Lender, Owner and Lessee have agreed to the subordination, non-disturbance and attornment and other agreements herein in favor of Lender and Lessee.

NOW THEREFORE, for valuable consideration and to induce Lender to make the Loan, Owner and Lessee hereby agree for the benefit of Lender as follows:

1. SUBORDINATION. Subject to the Non-Disturbance as herein defined, Owner and Lessee hereby agree that:

1.1 Prior Lien. The Deed of Trust securing the Note in favor of Lender, and any modifications, renewals or extensions thereof (including, without limitation, any modifications, renewals or extensions with respect to any additional advances made subject to the Deed of Trust), shall unconditionally be and at all times remain a lien on the Property prior and superior to the Lease;

1.2 Subordination. Lender would not make the Loan without this agreement to subordinate; and

1.3 Whole Agreement. This Agreement shall be the whole agreement and only agreement with regard to the subordination of the to the lien of the Deed of Trust and shall supersede and cancel, but only insofar as would affect the priority between the Deed of Trust and the Lease, any prior agreements as to such subordination, including, without limitation, those provisions, if any, contained in the Lease which provide for the subordination of the Lease to a deed or deeds of trust or to a mortgage or mortgages.

AND FURTHER, Lessee individually declares, agrees and acknowledges for the benefit of Lender, subject to the Non-Disturbance, that:

1.4 Use of Proceeds. Lender, in making disbursements pursuant to the Note, the Deed of Trust or any loan agreements with respect to the Property, is under no obligation or duty to, nor has Lender represented that it will, see to the application of such proceeds by the person or persons to whom Lender disburses such proceeds, and any application or use of such proceeds for purposes other than those provided for in such agreement or agreements shall not defeat this agreement to subordinate in whole or in part;

1.5 Waiver, Relinquishment and Subordination. Lessee intentionally and unconditionally waives, relinquishes and subordinates all of Lessee’s right, title and interest in and to the Property to the lien of the Deed of Trust and understands that in reliance upon, and in consideration of, this waiver, relinquishment and subordination, specific loans and advances are being and will be made by Lender and, as part and parcel thereof, specific monetary and other obligations are being and will be entered into which would not be made or entered into but for said reliance upon this waiver, relinquishment and subordination.

2. ASSIGNMENT. Lessee acknowledges and consents to the assignment of the Lease by Lessor in favor of Lender.

3. ESTOPPEL. Lessee acknowledges and represents that:

3.1 Lease Effective. The Lease has been duly executed and delivered by Lessee and, subject to the terms and conditions thereof, the Lease is in full force and effect, the obligations of Lessee thereunder are valid and binding and there have been no modifications or additions to the Lease, written or oral;

3.2 No Default. To the best of Lessee’s knowledge, as of the date hereof: (i) there exists no breach, default, or event or condition which, with the giving of notice or the passage of time or both, would constitute a breach or default under the Lease; and (ii) there are no existing claims, defenses or offsets against rental due or to become due under the Lease;

3.3 Entire Agreement. The Lease constitutes the entire agreement between Lessor and Lessee with respect to the Property and Lessee claims no rights with respect to the Property other than as set forth in the Lease; and

3.4 No Prepaid Rent. No deposits or prepayments of rent have been made in connection with the Lease, except as follows: the Letter of Credit (as defined in the Lease).

4. ADDITIONAL AGREEMENTS. Lessee covenants and agrees that, during all such times as Lender is the Beneficiary under the Deed of Trust:

4.1 Modification, Termination and Cancellation. Lessee will not consent to any modification, amendment, termination or cancellation of the Lease (in whole or in part) without Lender’s prior written consent and will not make any payment to Lessor in consideration of any modification, termination or cancellation of the Lease (in whole or in part) without Lender’s prior written consent, which consents shall not be unreasonably withheld or delayed;

4.2 Notice of Default. Lessee will notify Lender in writing concurrently with any notice given to Lessor of any default by Lessor under the Lease, and Lessee agrees that Lender has the right (but not the obligation) to cure any breach or default specified in such notice within the time periods set forth below and Lessee will not declare a default of the Lease, as to Lender, if Lender cures such default within fifteen (15) days from and after the expiration of the time period provided in the Lease for the cure thereof by Lessor; provided, however, that if such default cannot with diligence be cured by Lender within such fifteen (15) day period, the commencement of action by Lender within such fifteen (15) day period to remedy the same shall be deemed sufficient so long as Lender pursues such cure in good faith and with due diligence;

4.3 No Advance Rents. Lessee will make no payments or prepayments of rent more than one (1) month in advance of the time when the same become due under the Lease; and

4.4 Assignment of Rents. Upon receipt by Lessee of written notice from Lender that Lender has elected to terminate the license granted to Lessor to collect rents, as provided in the Deed of Trust, and directing the payment of rents by Lessee to Lender, Lessee shall comply with such direction to pay and shall not be required to determine whether Lessor is in default under the Loan and/or the Deed of Trust.

5. ATTORNMENT. In the event of a foreclosure under the Deed of Trust, Lessee agrees for the benefit of Lender (including for this purpose any transferee of Lender or any transferee of Lessor’s title in and to the Property by Lender’s exercise of the remedy of sale by foreclosure under the Deed of Trust) as follows:

5.1 Payment of Rent. Lessee shall pay to Lender all rental payments required to be made by Lessee pursuant to the terms of the Lease for the duration of the term of the Lease;

5.2 Continuation of Performance. Lessee shall be bound to Lender in accordance with all of the provisions of the Lease for the balance of the term thereof, and Lessee hereby attorns to Lender as its landlord, such attornment to be effective and self-operative without the execution of any further instrument immediately upon Lender succeeding to Lessor’s interest in the Lease and giving written notice thereof to Lessee;

5.3 No Offset. Lender shall not be liable for, nor subject to, any offsets or defenses which Lessee may have by reason of any act or omission of Lessor under the Lease prior to the date of foreclosure or transfer of the Property in lieu of foreclosure or the date of possession by Lender, nor for the return of any sums which Lessee may have paid to Lessor under the Lease as and for security deposits, advance rentals or otherwise, except to the extent that such sums are actually delivered by Lessor to Lender; and

5.4 Subsequent Transfer. If Lender, by succeeding to the interest of Lessor under the Lease, should become obligated to perform the covenants of Lessor thereunder, then, upon any further transfer of Lessor’s interest by Lender, all of such obligations shall terminate as to Lender, except to the extent that such sums are not delivered by Lender to the transferee.

6. NON-DISTURBANCE. In the event of a foreclosure under the Deed of Trust, so long as there shall then exist no event of default on the part of Lessee under the Lease, beyond any applicable notice and cure period under the Lease, Lender agrees for itself and its successors and assigns that the leasehold interest of Lessee under the Lease and the Sublessee under the undated Sublease Agreement (as amended by a notice of change in control letter, dated July 8, 2008, and First Amendment to Sublease Agreement dated December 1, 2010) (“Sublease”) to Cribis Corporation (“Subtenant”), a Florida corporation and successor-by-merger to Teres Solutions, Inc. shall not be extinguished or terminated by reason of such foreclosure, but rather the Lease and Sublease shall continue in full force and effect and Lender shall recognize and accept Lessee as tenant under the Lease and Subtenant as the sublessee under the Sublease, subject to the terms and provisions of the Lease except as modified by this Agreement; provided, however, that Lessee and Lender agree that the following provisions of the Lease (if any) shall not be binding on Lender: any option to purchase with respect to the Property; any right of first refusal with respect to the Property; any provision regarding the use of insurance proceeds or condemnation proceeds with respect to the Property which is inconsistent with the terms of the Deed of Trust (herein collectively referred to as the “Non-Disturbance”). Notwithstanding the fact that the Lease and the Sublease remain in effect upon a foreclosure of the Deed of Trust in accordance with the foregoing provisions, in the event that, following a foreclosure of the Deed of Trust, the Lease is terminated for any reason, including by reason of an event of default beyond any applicable notice and cure periods on the part of Lessee under the Lease, the Sublease, if still in effect at such time, and the rights of the Subtenant under the Sublease will also be terminated effective as of the date of termination of the Lease.

7. MISCELLANEOUS.

7.1 Heirs, Successors, Assigns and Transferees. The covenants herein shall be binding upon, and inure to the benefit of, the heirs, successors and assigns of the parties hereto; and

7.2 Notices. All notices or other communications required or permitted to be given pursuant to the provisions hereof shall be deemed served upon delivery or, if mailed, upon the first to occur of receipt or the expiration of three (3) days after deposit in United States Postal Service, certified mail, postage prepaid and addressed to the address of Lessee or Lender appearing below:

“OWNER” Riata Holdings, L.P. c/o Spear Street Capital One Market Plaza, Spear Tower, Suite 4125 San Francisco, CA 94105 Attention: John S. Grassi - Riata

With a copy to: Riata Holdings, L.P. c/o Spear Street Capital One Market Plaza, Spear Tower, Suite 4125 San Francisco, CA 94105 Attention: Asset Manager - Riata

“LENDER” Wells Fargo Bank, National Association Real Estate Merchant Banking Group (AU #02034) 420 Montgomery St., 6th Floor San Francisco, CA 94108 Attention: Rich Daniel Loan No. 1000531

“LESSEE” Pervasive Software Inc. Riata Corporate Park, Building 8 12365-B Riata Trace Parkway Austin, TX 78727 Attention: Chief Executive Officer

With a copy to: Pervasive Software Inc. Riata Corporate Park, Building 8 12365-B Riata Trace Parkway Austin, TX 78727 Attention: Chief Financial Officer

provided, however, any party shall have the right to change its address for notice hereunder by the giving of written notice thereof to the other party in the manner set forth in this Agreement; and

7.3 Owner Not in Default. Lender hereby represents and warrants that, to Lender’s knowledge as of the date of this Agreement, Owner is not in default of the Loan or any agreements related thereto.

8. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute and be construed as one and the same instrument; and

9. REMEDIES CUMULATIVE. All rights of Lender herein to collect rents on behalf of Lessor under the Lease are cumulative and shall be in addition to any and all other rights and remedies provided by law and by other agreements between Lender and Lessor or others; and

10. PARAGRAPH HEADINGS. Paragraph headings in this Agreement are for convenience only and are not to be construed as part of this Agreement or in any way limiting or applying the provisions hereof.

11. INCORPORATION. Exhibit A attached hereto and incorporated herein by this reference.

[SIGNATURE PAGE TO SUBORDINATION AGREEMENT; ACKNOWLEDGMENT OF LEASE ASSIGNMENT, ESTOPPEL,

ATTORNMENT AND NON DISTURBANCE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

“OWNER”

RIATA HOLDINGS, L.P., a Delaware limited partnership doing business in Texas as Riata Austin Holdings, L.P.

By:	Riata Holdings General Partner, LLC, a Delaware limited liability company doing business in Texas as Riata Austin Holdings General Partner, LLC, its general partner

By:
John S. Grassi, President

STATE OF CALIFORNIA
COUNTY OF SAN FRANCISCO SS.

On                                                                   before me, (insert name and title of the officer), personally appeared John S. Grassi, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal

Signature

My commission expires                                                      .

[SIGNATURE PAGE TO SUBORDINATION AGREEMENT; ACKNOWLEDGMENT OF LEASE ASSIGNMENT, ESTOPPEL,

ATTORNMENT AND NON DISTURBANCE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

“LENDER”

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:

Name:

Title:

STATE OF CALIFORNIA
COUNTY OF SS.

On                                                                   before me, (insert name and title of the officer), personally appeared                     , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal

Signature

My commission expires                                                      .

[SIGNATURE PAGE TO SUBORDINATION AGREEMENT; ACKNOWLEDGMENT OF LEASE ASSIGNMENT, ESTOPPEL,

ATTORNMENT AND NON DISTURBANCE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

NOTICE:	THIS SUBORDINATION AGREEMENT CONTAINS A PROVISION WHICH ALLOWS THE PERSON OBLIGATED ON YOUR REAL PROPERTY SECURITY TO OBTAIN A LOAN A PORTION OF WHICH MAY BE EXPENDED FOR OTHER PURPOSES THAN IMPROVEMENT OF THE LAND.

IT IS RECOMMENDED THAT, PRIOR TO THE EXECUTION OF THIS AGREEMENT, THE PARTIES CONSULT WITH THEIR ATTORNEYS WITH RESPECT HERETO.

“LESSEE”

PERVASIVE SOFTWARE INC., a Delaware corporation

By:

Name:

Title:

THE STATE OF		§
§
COUNTY OF			§

This instrument was acknowledged before me on                     , 201    , by                             ,                      of                     , a                                 , on behalf of said                             .

Notary Public in and for the State of

My Commission Expires:

EXHIBIT A TO SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

DESCRIPTION OF PROPERTY

Lots 4, 5, 6, 7 and 9, Amended Plat, Riata Section Two, Block B, recorded in Book 98, Page 19, of the Plat Records of Travis County, Texas.